UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 29, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160

(Address of Principal Executive Offices)                          (Zip Code)

  (305) 507-8808

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 29, 2017, TOT Group, Inc., a Delaware corporation and a subsidiary of Net Element, Inc. (the “Company”), issued a Promissory Note (the “Note”) to MBF Merchant Capital, LLC (the “Lender”). Pursuant to the Note, TOT Group, Inc. borrowed from the Lender $275,000. Prior to maturity of the loan, the principal amount of the loan will carry an interest rate 13.95% per annum. TOT Group, Inc. agreed to pay $16,500 finance fee to the Lender, $5,500 of which is due at funding of this loan and the remainder together with the final payment due under the Note. TOT Group, Inc. may prepay the amounts due under the Note at any time upon providing prior written notice to the Lender and paying all amounts due under the Note as of the date of prepayment including, but not limited to, any unpaid portion of the finance fee described above. The principal and interest under the Note is repayable in 10 monthly installments of $29,288.76 each. This loan is maturing and becoming due and payable in full on June 28, 2018 to the extent not prepaid.

The above description of the Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. Copy of the Note is attached hereto as Exhibit 10.1, and is incorporated herein by this reference. All readers are encouraged to read the entire text of the Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosures contained under Item 1.01 are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Promissory Note, dated August 29, 2017, by TOT Group, Inc. in favor of MBF Merchant Capital, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2017

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Promissory Note, dated August 29, 2017, by TOT Group, Inc. in favor of MBF Merchant Capital, LLC

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